SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2000

                              Promotions.com, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-27411                               13-3898912
      ------------------------           -----------------------------------
      (Commission File Number)           (I.R.S. Employer Identification No.)

      11 West 19th Street, 10th Floor, New York, New York        10011
      -------------------------------------------------------------------
            (Address of Principal Executive Offices)           (Zip Code)

                                 (212) 481-3600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                               Webstakes.com, Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

      On January 31, 2000, the registrant changed its name from Webstakes.com, Inc. to Promotions.com, Inc. On February 2, 2000, the Nasdaq National Market ticker symbol for the registrant's common stock was changed from "IWIN" to "PRMO". These changes were made public on January 31, 2000 in a press release which is attached as Exhibit A.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Promotions.com, Inc.
                                   ------------------------------------------
                                    (Registrant)


                                    By: /s/ Steven H. Krein
                                       --------------------------------------
                                       Name: Steven H. Krein
                                       Title: Chief Executive Officer








Dated:  February 2, 2000


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                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------

99.1                  January 31, 2000 Press Release